Comerica Incorporated

Barclays Capital

Global Financial Services Conference

September 11, 2012

Ralph W. Babb, Jr.
Chairman and CEO

Karen Parkhill
Vice Chairman and CFO

Lars Anderson
Vice Chairman – The Business Bank

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview  Among the top 25 U.S. bank holding companies  $63 billion in assets  Strong presence in Texas, California, and Michigan  Three primary lines of business: Business Bank, Retail Bank, and Wealth Management  Founded over 160 years ago  Strong capital position• Tier 1 Common Ratio 10.38%3 3 Business Segment Revenue1 Business Bank $92859% Retail Bank $417 27% WM $22414% Market Segment Revenue2 Other Markets $1238% Western$41827% International $55 4% Texas$35623% Florida$282% Midwest$58936% At 6/30/12; $ in millions (MM) 1YTD 6/30/12; YTD revenues (FTE) of $1,569MM from major business segments ($1,296MM from continuing operations (FTE) including Finance & Other Businesses); 2YTD 6/30/12: YTD revenues (FTE) of $1,569MM from major geographic markets ($1,296MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective. 3See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures Well Positioned in Growth Markets 4 1Source: Census Bureau: Top 15 cities w/ population increase between 4/1/10 and 7/1/11. 2Source: Comerica Economics forecast of nonfarm payroll data based on Bureau of Labor Statistics, as compiled by Moody’s Analytics. Analysis as of August 2012. 3Comerica average also includes the Miami MSA. 0 20 40 60 80 San Jose, CAWashington El Paso, TXFort Worth, TX New OrleansSan Diego Charlotte, NCDenver PhoenixDallas Los AngelesAustin, TX San AntonioHouston New York Comerica Markets U.S. Census BureauTop 15 Growth Cities1 Population Increase (in 000’s) 1.5 1.1 2.7 3.3 2.2 1.9 2.3 1.8 1.3 1.7 1.5 3.1 3.6 2.2 1.9 2.5 2.7 1.3 0.0 1.0 2.0 3.0 4.0 Central W. MI Detroit Austin Houston North Texas San Antonio Phoenix No. CA So. CA 2012f 2013f 2013 U.S. Average 1.1% 2012 CMA Market Avg.3 2.1%2013 CMA Market Avg.3 1.9% Year Over Year Projected Job GrowthIn Comerica Metro Areas2 2012 U.S. Average 1.4%

Focus: Texas Market

Texas Banking Centers (BC) = 140



DFW:
55 BC
Austin:
11 BC
Houston:
60 BC
San Antonio:
14 BC

- Established: 1988
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 28, 2011



Average Loan Balances ($ in B)
6.9
8.1
9.0
9.3
9.5
+38%
2Q11
3Q11
4Q11
1Q12
2Q12



Average Deposit Balances ($ in B)
6.2
8.9
10.3
10.2
10.2
+65%
2Q11
3Q11
4Q11
1Q12
2Q12

At 6/30/2012. Includes Sterling Bancshares from July 28, 2011

Comerica Bank
5

Focus: Midwest Market

Michigan Banking Centers (BC) = 218



Southeastern MI:
154 BC

- Established: 1849
- #2 in deposit market share in Michigan[1]
- Comerica Michigan Economic Activity Index[2] up 77% from cycle low



Average Loan Balances ($ in B)
14.1
13.9
13.7
13.8
13.8
-2%
2Q11
3Q11
4Q11
1Q12
2Q12



Average Deposit Balances ($ in B)
18.3
18.5
19.1
19.4
19.2
+5%
2Q11
3Q11
4Q11
1Q12
2Q12

At 6/30/2012. [1]Source: FDIC June 2011. [2]As of June 2012.

Comerica Bank
6

Focus: Western Market  Established: 1991  Comerica California Economic Activity Index1 up 41% from cycle low 12.5 13.0 13.7 13.9 14.4 2Q11 3Q11 4Q11 1Q12 2Q12 Average Deposit Balances ($ in B) At 6/30/2012. 1As of June 2012. 7 12.1 11.9 12.0 12.4 12.9 2Q11 3Q11 4Q11 1Q12 2Q12 Average Loan Balances ($ in B) Northern CA: 45 BC BC = Banking Centers Phoenix AZ: 18 BCSouthern CA: 60 BC Western Banking Centers (BC) = 123 Loan Growth Outpacing Peers & Industry 8 1Source: SNL Financial. First half of 2012 average calculated as the simple average of 1Q12 and 2Q12 average loans. Includes Sterling Bancshares loans from July 28, 2011. 2Source: Federal Reserve H.8 as of 8/15/12. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets. -2% 0% 2% 4% 6% 3Q11 4Q11 1Q12 2Q12 3Q12 ComericaCMA Excluding Mortgage BankerAll Banks Average Quarterly Total Loan Growth2 -4.7% -3.9% 0.0% 0.0% 2.1% 4.7% 4.8% 4.9% 6.2% 6.5% 6.7% 8.8% Peer Average: 3.0% Total Average Loan Growth1(FY11 vs. 1H12)

Commercial Loans Drive Growth 1All Other: Wealth Management (-$160MM), Small Business (+$118), Personal Banking (-$53MM), Commercial Real Estate (-$32MM), and the remaining components of specialty businesses not discussed above (-$29MM). 2Outlook as of September 7, 2012. 9 FY11 vs. 1H12Average Loans ($ in MM) TotalFY11 1H12 $40,074 $42,749 $332 $386 $566 $583 $762 $202-$156  July and August average loan trends: • Mortgage Banker Finance, Tech & Life Sciences, Energy increasing • National Dealer Services stable –seasonal decline has not yet materialized • Commercial Real Estate continues to decline, as expected Management 2012 Outlook2 Full-year 2012 compared to full-year 2011 Average loans Around +7% Net interest income +4 - 5% Loan Yields Positioned for Growth with Floating Rate, Faster Growing Commercial Loans At 6/30/12.Source: SNL Financial. 1Peer Banks include BBT, BOKF, FITB, FHN, HBAN, KEY, MTB, RF, STI, ZION. 2Excludes BBT and ZION as amounts were not reported. 4Excludes SNV and ZION as amounts were not reported. Loan yields reflect:  Approx. 85% of loans are floating rate with 75% LIBOR based  Rate floors are minimal (<10% of loans)  Credit quality among the best of peers  Focused on pricing discipline 10 3.00 3.50 4.00 4.50 5.00 2Q11 3Q11 4Q11 1Q12 2Q12 Average of Peer Banks CMA Loan Yield Differential Narrows from 2Q11 (%)1 0.95 0.69 0% 20% 40% 60% 80% 100% CMA BOKF KEY FHN FITB STI HBAN RF SNV MTB C&I Commercial RE All Other Large Proportion of C&I Loans2 0% 20% 40% 60% 80% 100% CMA FHN KEY RF MTB HBAN STI BOKF FITB BBT 3 Months or Less Greater Than 3 Months Faster Re-pricing or Maturity Date4

Growing Deposit Base: Provides Low Cost Funding 11 23% 26% 27% 29% 30% 31% 31% 34% 35% 37% 38% 43% Noninterest-bearing as a Percent of Total Deposits1 0.15 0. 19 0.19 0 .26 0.3 2 0.34 0.35 0.3 6 0.37 0.37 0.47 0.48 -5.7% -1.3% 1.4% 2.8% 2.9% 4.4% 4.6% 4.8% 5.6% 11.3% 16.7% 18.3 % Total Deposit Growth (6/30/11 vs. 6/30/12) 56 58 6 5 67 70 7 6 79 8 9 97 100 Interest Costs on Total Deposits3 (%)Deposits Per Branch ($M)2 Source: SNL Financial. 1At 6/30/12. 2At 6/30/12; Excludes MTB and BOKF, as amounts were not available. 32Q12 interest incurred on deposits as a percent of average deposits Fee Income Growth Continues 1Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest Income. 2Source: 2012 Nilson Report, a leading payment systems publication. 12  Cross-sell helping to drive fee income • Card services gaining traction • Fiduciary income increased in 2012  Comerica is ranked #8 largest issuer of commercial cards2, including: #2 largest in prepaid cards #4 largest in fleet cards #15 largest in corporate cards #15 largest in purchasing cards 7.2 7.6 7.8 8.1 8.3 2Q11 3Q11 4Q11 1Q12 2Q12 Commercial Card Fees ($MM) 180 183 175 184 187 202 201 182 206 211 2Q11 3Q11 4Q11 1Q12 2Q12 Customer-Driven Fee Income Total Noninterest Income ($MM) 1

Disciplined Expense Management 13 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,33 0 9,00 1 9,39 7 9,01 4 $4,3 30 $4,4 71 $4,7 22 $4,6 92 $4,7 53 $4,9 01 $5,4 21 $5,7 81 $6,6 31 $6,3 50 $5,9 62 $6,4 92 $6,9 50 Employees Assets/EmployeeHistorical Assets/ Employee $4,960 $5,105 $5,112 $5,224 $5,410 $5,519 $5,524 $5,578 $5,598 $5,627 $6,293 $6,950 HBAN SNV ZION RF BBT FHN MTB BOKF KEY FITB STI CMA Assets/ Employee Compared to Peers (2Q12) Source: SNL Financial Continued Focus on Efficiency Improvements 69%59% 66% 69% 67% 72% 70% 68% Restructuring 2007 2008 2009 2010 2011 1Q12 2Q12 20 year average: 59% Efficiency Ratio Goal as of September 7, 2012. Long-TermGoal: Below 60% 14  Efficiency improvements• Vendor consolidation• Selective outsourcing• Real estate optimization  Assisting in offsetting expense headwinds• Pension• Healthcare• Regulatory  Can drive future operating leverage• Capacity to grow

15 2Q12 Tier 1Capital Ratio Estimated2Q12 Basel IIITier 1 Capital Basel III Estimate 10.38% ≈ 9.30-9.50% Capital Position Remains StrongEven Under Proposed Rules Regulatory Standard38.5% in 2019 1Source: Company 10-Q’s as of 6/30/12, except for FHN and ZION, which was sourced from 6/30/12 earnings releases. Excludes MTB and SNV as amounts were not available. Peer ratios may be estimates. Peer impact may be calculated using different assumptions and may not be comparable. Impact is estimated. 2Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.3Final 2019 fully phased in Tier 1 plus a conservation buffer without the SIFI Buffer which has not yet been announced. Change in Capital Definition ≈ 50 - 55 bps Changes to Risk-weighted Assets ≈ 40 - 55 bps Total Tier 1 Change ≈ 90 - 110 bps Primary Basel III Adjustments2 12.8% 10.9% 9.4% 9.0% 8.6% 8.2% 8.2% 8.0% 8.0% 7.8% 13.4% 11.6% 10.4% 9.8% 10.1% 10.6% 9.7% 10.0% 9.4% 9.8% BOKF KEY CMA FITB HBAN FHN BBT RF STI ZION Basel III Tier 1 CommonBasel III ImpactBasel I Tier 1 Common Basel III Capital Ratios – CMA and Peer Banks1 + Active Capital Manager:Highest Payout Among Peers 16 Source: SNL Financial 1Excludes FHN as not reported on SNL. 2The net payout yield is the combination of the dividend yield and the net buyback yield added together to calculate the yield returned to shareholders as of 6/30/2012. 81% 57% 50% 41% 33% 29% 27% 20% 10% 5% 3% Dividend Shares Repurchased Payout Ratio1 (2Q12) 5.8% 6.8% 4.6% 2.9% 0.2% 7.8% 7.3% 7.2% 5.4% 3.4% 2.8%2.6%2.4%2.0% 0.8% 0.6% 0.2% Dividend Shares Repurchased Net Payout Yield2 (2Q12)

Well Positioned for the Future

Loan and Fee Income Growth	• Positioned **in faster growing markets and industries** • Cross sell helping to drive fee income
Maintain Deposit & Loan Spreads	• **Lowest cost deposits** and largest percentage of funding from DDA among peers • **Holding** new and renewed **loan spreads**
Expense Control	• **Continued decrease** in expenses **despite headwinds**[2] • Decreased 5% 1Q12 to 2Q12[1]
Active Capital Mgmt	• **Highest Payout** among peers • **Strong capital base;** Ratios among highest in peer group

Asset Quality	• **Positive Trends**
	  • Improvement for ten consecutive quarters
	  • Weathered cycle well relative to peers

Interest Rate Sensitivity	• **Positioned for rising rates** • Rate decline is already absorbed, continued low rates not expected to have a material negative impact

[1]Decrease excludes restructuring charges of -0-MM in 1Q12 and $8MM in 2Q12. [2]Headwinds include a full year of Sterling expenses, increased health care costs and pension expenses.

Comerica Bank

17

Appendix

Comerica Bank

Financial Results

	2Q12	1Q12	2Q11
Diluted income per common share[1]	$0.73	$0.66	$0.53
Net interest income	$435	$443	$391
Noninterest income	211	206	202
Provision for credit losses	19	22	45
Noninterest expenses[2]	433	449	411
Net income	144	130	96
Total loans (average)	$43,228	$42,269	$39,174
Total deposits (average)	48,679	48,311	41,480
Tier 1 capital ratio	10.38%	10.27%	10.53%
Average diluted shares (millions)	194	196	178

$ in millions, except per share data
[1]Calculated using net income attributable to common shares. [2]Includes restructuring expenses of $8MM ($5MM, after-tax) and $5MM ($3MM, after tax) in 2Q12 & 2Q11, respectively, associated with the acquisition of Sterling on July 28, 2011.

Comerica Bank
19

Diverse Loan Portfolio

Average 2Q12: $43.2 billion

By Market


Western
$12.9B 30%
Midwest
$13.8B 32%
Texas
$9.5B 22%
Other
Markets[2]
$3.8B 9%
Int'l
$1.8B 4%
Florida
$1.4B 3%

By Line of Business


Commercial
Real Estate
$4.3B 10%
Middle
Market
$12.2B 29%
Global Corp
Banking
$5.3B 12%
Nat'l Dealer
Services
$4.3B 10%
Private
Banking
$4.5B 10%
Specialty
Businesses[1]
$7.3B 17%
Small
Business
Banking
$3.6B 8%
Personal
Banking
$1.7B 4%

Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA
[1]Specialty Businesses includes: Financial Services Division (FSD), Entertainment , Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS)
[2]Other Markets include markets not separately identified above in addition to businesses with a national perspective

Comerica Bank
20

Loan Commitments and Utilization Increase $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $23.7 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 $48.5 40% 45% 50% 55% 60% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Outstandings Commitments Utilization Commitments and Outstandings ($ in B) 2Q12 compared to 1Q12; 3Q11 includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization increased to 48.8%  Commitments increased $636MM to $48.5B, highest level since 2Q09  Increased commitments in most major markets  Loan pipeline remains strong 21 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2Q11 3Q11 4Q11 1Q12 2Q12 +6% 12,0 23 11,9 28 11,9 13 12,0 36 12,2 32 2Q11 3Q11 4Q11 1Q12 2Q12 +2% Loan Performance in Select Portfolios Specialty Businesses includes: Financial Services Division (FSD), Entertainment, Energy, Leasing, Mortgage Banker and Technology and Life Sciences (TLS ); Includes Sterling Bancshares loans from July 28, 2011 Middle Market (Average, $ in MM) Energy (Average, $ in MM) 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 2Q11 3Q11 4Q11 1Q12 2Q12 +1% Tech and Life Sciences (Average, $ in MM) 22 4,80 4 4,89 0 4,68 1 4,93 5 5,32 8 2Q11 3Q11 4Q11 1Q12 2Q12 +8% Global Corporate Banking (Average, $ in MM)

Focus: Mortgage Banker Finance 23  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality throughout downturn 563 65 7 504 564 425 707 9 43 1,10 1 566 614 923 1,53 5 1,48 3 1,50 7 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) Toyota/Lexus 17% Honda/Acura 17% Ford 8% GM 9% Chrysler 7% Mercedes 4% Nissan/ Infiniti 8% Other European 9% Other Asian 9% Other212% Diverse Franchise Distribution1 Focus: National Dealer Services Geographic DispersionWestern 60% Florida 7%Midwest 19% Texas 8% 1 Franchise distribution based on June 30, 2012 period-end (PE) outstandings2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) • 65+ years of Floor Plan lending, with over 20 years on a national basis • Top tier strategy• Majority are “Mega Dealer” (five or more dealerships in group)• Excellent credit quality• Robust monitoring of company inventory and performance Average PE Floor Plan PE Non-Floor Plan 4,87 2 3,46 5 3,45 9 3,47 5 3,80 0 4,28 3 2,40 6 2,03 9 2008 2009 2010 2011 1Q12 2Q12 6/30/12 24 Loan Balances ($ MMs)

Focus: Energy • 30+ years experience through the cycles • Focus on middle market companies• Excellent credit quality• Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 25% Service 15% Exploration & Production 60% $ in millions. 1Based on 2Q12 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) 25 • Approximately 900 borrowers• Strategy: Full relationships with ancillary business• Comerica is agent for approximately 17%• Adhere to same credit underwriting standards as rest of loan book • Credit quality mirrors total portfolio June 30, 2012: $9.2 billion Period-end outstandings as of June 30, 2012Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Commercial Real Estate $0.8B 9% Global Corp Banking $3.0B 32% Nat'l Dealer Services $0.4B 4% Energy $2.2B 24% Other $0.7B 8% Middle Market $2.1B 23% 26 Focus:Shared National Credit Relationships

Focus: Commercial Real Estate

2Q12 Period End: $11.2 billion


Primarily Owner-Occupied Commercial Mortgages $7.9B 70%
Real Estate Construction[1] $1.0B 9%
Commercial Mortgages[1] $2.3B 21%

2Q12 Period-end[2]

	Western	Michigan	Texas	Florida	Other Markets	Total
Real Estate Construction Loans						
Single Family	76	7	31	1	6	121
Land Development	13	6	18	-	30	67
Total Residential	**89**	**13**	**49**	**1**	**36**	**188**
Multi-Family	107	-	145	36	42	330
Retail	55	38	88	11	28	220
Multi-use	15	-	38	-	-	53
Other	92	13	61	2	-	168
Other Sterling[3]	2	-	30	-	-	32
Total Commercial	**271**	**51**	**362**	**49**	**70**	**803**
Subtotal	360	64	411	50	106	991
Commercial Mortgage Loans						
Single Family	20	3	20	2	14	59
Land Carry	59	29	22	19	7	136
Total Residential	**79**	**32**	**42**	**21**	**21**	**195**
Multi-Family	124	58	146	151	30	509
Retail	187	72	106	57	31	453
Multi-use	114	17	44	-	23	198
Other	255	158	198	11	65	687
Other Sterling[3]	26	1	198	4	44	273
Total Commercial	**706**	**306**	**692**	**223**	**193**	**2,120**
Subtotal	785	338	734	244	214	2,315
Total	1,145	402	1,145	294	320	3,306

[1]Included in Commercial Real Estate line of business
[2]$ in millions; excludes Commercial Real Estate line of business loans not secured by real estate
[3]Project type of property not currently available

Comerica Bank 27

Focus: Government Card Programs

Average Noninterest-Bearing Deposits
($ MMs)


US Treasury Program
State Card Programs
185
290
532
650
720
866
939
2007
2008
2009
2010
2011
1Q12
2Q12

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 2.9 million cards registered
  - Deposit growth reflects the phase out of checks for government benefits[2]:
    - 5/1/11 – new benefit recipients
    - 3/1/13 – current check recipients


DIRECTEXPRESS
DEBIT
MasterCard
ACCOUNT/CARDHOLDER NAME

At 6/30/12
[1]Source: 2012 Nilson Report, a leading payment systems publication. [2]Final rule announced 12/22/10

Comerica Bank 28

MBS Securities Portfolio Stable



Primarily AAA Mortgage-backed Securities (MBS)
Yield
6,907
7,721
9,355
9,537
9,432
9,563
9,549
3.40
2.87
2.74
2.73
2.55
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Target level of MBS ≈ $9B

Total average MBS portfolio of $9.4B as of June 30, 2012:

- Pace of prepayment consistent with expectations ($750MM-900MM per quarter) for remainder of 2012[1]
- Yield of 2.55% (2.66% without accelerated premium amortization of $3MM)
- Duration of 2.7 years
- Net unrealized pre-tax gain $263MM
- Unamortized premium of about $115MM

At June 30, 2012. $ in millions (MM). [1]Outlook as of July 17, 2012.

Comerica Bank
29

Record Deposit Levels Continue



Deposit Costs Decline as Deposits Grow ($B)[1]
Sterling
Deposit Rates
41.5
45.1
47.8
48.3
48.7
49.3
49.4
0.35
0.33
0.29
0.26
0.25
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Total average deposits grew $368MM 1Q12 to 2Q12:

- Noninterest-bearing deposits up $491MM
- Greatest growth in Western market driven by Technology & Life Sciences (TLS) and Financial Services Division (FSD)

Total period-end deposits increased $82MM 1Q12 to 2Q12:

- Noninterest-bearing deposits up $589MM

2Q12 compared to 1Q12

Comerica Bank
30

Strong Credit Quality

Net credit-related charge-off ratio approaching normal levels



Provision for credit-related losses
Net credit-related Charge-off Ratio
45
35
18
22
19
0.92
0.77
0.57
0.43
0.42
2Q11
3Q11
4Q11
1Q12
2Q12

Watch list[1] & Nonperforming loans continue to trend down



Nonperforming Loans
Accruing Watch list Loans
4,827
4,969
4,467
4,206
3,835
974
958
887
856
747
2Q11
3Q11 2
4Q11
1Q12
2Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans
[2]Reflects addition of Sterling watch list loans from July 28, 2011.

Comerica Bank

31

Nonperforming Assets

June 30, 2012
Nonaccrual Loans $719 million
By Business



Global Corp Banking $25MM
Commercial Real Estate $218MM
Middle Market $196MM
Other $87MM
Private Banking $72MM
Specialty Businesses $24MM
Small Business $97MM

Nonperforming Assets of $814MM, a $109MM decrease, included:

Nonaccrual loans decreased $111MM
Foreclosed Property stable at $67MM

Troubled Debt Restructurings (TDRs) of $312MM, included:
- $96MM Performing Restructured
- $28MM Reduced Rate
- $188MM Nonaccrual TDR

Average carrying value of nonaccrual loans approximately 60% (40% write-down)
No nonaccrual loans held-for-sale

2Q12 compared to 1Q12

Comerica Bank

32

Net Interest Income Increases 2Q11 to 2Q12



Net Interest Income ($MM)
Accretion
NIM
391
391
3.14
423
27
396
3.18
444
26
418
3.19
443
25
418
3.19
435
18
417
3.10
2Q11
3Q11
4Q11
1Q12
2Q12

Net interest income 2Q11 to 2Q12 reflects[2] :

+ Loan growth and increase in securities portfolio
+ Lower deposit costs
+ Accretion contribution from Sterling loans
- Lower loan yields due to mix shift, primarily from CRE to Commercial
- Lower yields on MBS portfolio

Expected Accretion[3] of ≈$20-$25 million for second half of 2012

Balance sheet remains well positioned for a rising rate environment[4]:

- 200 basis points *annual* rate increase equates to ≈$160MM expected increase in net interest income
- Approximately 85% of loans are floating of which 75% are LIBOR based

[1]Excluding the impact of accretion from the Sterling acquisition. [2]2Q12 compared to 2Q11. [3]Outlook as of July 17, 2012
[4]At 6/30/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10K filing with SEC for methodology.

Comerica Bank
33

Factors Expected to Drive Long-Term ROA Goal

Many factors at play, none of which move independently



0.69%
2011 ROA
Managed Expense Growth of 1- 2%
• Continued focus on operating leverage
Fee Income Growth of 4 - 5%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 5 - 6%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
Normal (≈3.5%)
<2%
<1%
• Normalized rates not necessary to reach long-term goal
>1.30%
Long-Term ROA Goal[1]

[1]Goal as of September 7, 2012.

Comerica Bank
34

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB	
	Regions Financial	BBB-	Ba3	BBB-	BBB
	Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	Aa3	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 9/5/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

35

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Tier 1 capital[1]	$6,676	$6,647	$6,582	$6,560	$6,193
Less: Trust preferred securities	--	--	25	49	--
Tier 1 common capital	6,676	6,647	6,557	6,511	6,193
Risk-weighted assets[1]	64,312	64,742	63,244	61,593	58,795
Tier 1 common capital ratio	***10.38%***	***10.27%***	***10.37%***	***10.57%***	***10.53%***
Total shareholders' equity	$7,028	$6,985	$6,868	$6,951	$6,038
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible common equity	$6,365	$6,320	$6,201	$6,281	$5,884
Total assets	$62,650	$62,593	$61,008	$60,888	$54,141
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible assets	$61,987	$61,928	$60,341	$60,218	$53,987
Tangible common equity ratio	***10.27%***	***10.21%***	***10.27%***	***10.43%***	***10.90%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

36